Exhibit 99.1

Petrohawk Energy Corporation

Unaudited Pro Forma Consolidated Balance Sheet

(In thousands)

	September 30, 2009
	Historical	Adjustments		Pro Forma
Current assets:
Cash	$1,692	$—		$1,692
Marketable securities	150,028	—		150,028
Accounts receivable	181,915	—		181,915
Receivables from derivative contracts	150,346	—		150,346
Prepaids and other	42,079	—		42,079

Total current assets	526,060	—		526,060

Oil and natural gas properties (full cost method):
Evaluated	5,947,489	(383,822	)(1)	5,563,667
Unevaluated	2,332,134	(1,748	)(2)	2,330,386

Gross oil and natural gas properties	8,279,623	(385,570)		7,894,053
Less—accumulated depletion	(4,122,596)	—		(4,122,596)

Net oil and natural gas properties	4,157,027	(385,570)		3,771,457

Other operating property and equipment:
Gas gathering system and equipment	448,596	—		448,596
Other operating assets	24,301	—		24,301

Gross other operating property and equipment	472,897	—		472,897
Less—accumulated depreciation	(21,347)	—		(21,347)

Net other operating property and equipment	451,550	—		451,550

Other noncurrent assets:
Goodwill	932,802	—		932,802
Other intangible assets	103,266	—		103,266
Deferred income taxes	173,037	—		173,037
Debt issuance costs, net of amortization	36,586	—		36,586
Receivables from derivative contracts	24,589	—		24,589
Restricted cash	—	338,400	(3)	338,400
Other	2,551			2,551

Total assets	$6,407,468	$(47,170)		$6,360,298

Current liabilities:
Accounts payable and accrued liabilities	$610,496	$(37,600	)(1)	$572,896
Deferred income taxes	42,976	—		42,976
Liabilities from derivative contracts	363	—		363
Long-term debt	39,821	—		39,821

Total current liabilities	693,656	(37,600)		656,056

Long-term debt	2,394,270	—		2,394,270
Other noncurrent liabilities:
Liabilities from derivative contracts	1,237	—		1,237
Asset retirement obligations	31,660	(9,570	)(4)	22,090
Other	4,235	—		4,235
Commitments and contingencies
Stockholders' equity:
Common stock	301	—		301
Additional paid-in capital	4,594,885	—		4,594,885
Accumulated deficit	(1,312,776)	—		(1,312,776)

Total stockholders’ equity	3,282,410	—		3,282,410

Total liabilities and stockholders’ equity	$6,407,468	$(47,170)		$6,360,298

See accompanying notes to the unaudited pro forma consolidated financial statements.

Petrohawk Energy Corporation

Unaudited Pro Forma Consolidated Statement of Operations

(In thousands, except per share amounts)

	Nine Months Ended September 30, 2009
	Petrohawk Historical	Adjustments		Petrohawk Pro Forma
Operating revenues:
Oil and natural gas	$512,528	$(46,392	)(5)	$466,136
Marketing	216,165	—		216,165

Total operating revenues	728,693	(46,392)		682,301

Operating expenses:
Marketing	211,722	—		211,722
Production:
Lease operating	55,903	(12,348	)(5)	43,555
Workover and other	1,793	(501	)(5)	1,292
Taxes other than income	39,921	(2,782	)(5)	37,139
Gathering, transportation and other	65,870	(1,114	)(5)	64,756
General and administrative	68,181	—		68,181
Depletion, depreciation and amortization	290,383	(26,930	)(6)	263,106
		(347	)(4)
Full cost ceiling impairment	1,732,486	(180,580	)(7)	1,551,906

Total operating expenses	2,466,259	(224,602)		2,241,657

(Loss) income from operations	(1,737,566)	178,210		(1,559,356)
Other income:
Net gain on derivative contracts	196,360	—		196,360
Interest expense and other	(170,929)	—		(170,929)

Total other income	25,431	—		25,431

(Loss) income before income taxes	(1,712,135)	178,210		(1,533,925)
Income tax benefit (provision)	650,201	(67,677	)(8)	582,524

Net (loss) income available to common stockholders	$(1,061,934)	$110,533		$(951,401)

Net loss per share of common stock:
Basic	$(3.88)			$(3.48)

Diluted	$(3.88)			$(3.48)

Weighted average shares outstanding:
Basic	273,477			273,477

Diluted	273,477			273,477

See accompanying notes to the unaudited pro forma consolidated financial statements.

Petrohawk Energy Corporation

Unaudited Pro Forma Consolidated Statement of Operations

(In thousands, except per share amounts)

	Year Ended December 31, 2008
	Petrohawk Historical	Adjustments		Petrohawk Pro Forma
Operating revenues:
Oil and natural gas	$1,031,657	$(140,313	)(5)	$891,344
Marketing	63,553	—		63,553

Total operating revenues	1,095,210	(140,313)		954,897

Operating expenses:
Marketing	58,581	—		58,581
Production:
Lease operating	52,477	(18,687	)(5)	33,790
Workover and other	5,624	(2,897	)(5)	2,727
Taxes other than income	47,104	(12,091	)(5)	35,013
Gathering, transportation and other	47,309	(1,783	)(5)	45,526
General and administrative	74,810	—		74,810
Depletion, depreciation and amortization	396,556	(8,248	)(6)	387,872
		(436	)(4)
Full cost ceiling impairment	950,799	(104,947	)(7)	845,852

Total operating expenses	1,633,260	(149,089)		1,484,171

(Loss) income from operations	(538,050)	8,776		(529,274)
Other income:
Net gain on derivative contracts	156,870	—		156,870
Interest expense and other	(151,825)	—		(151,825)

Total other income	5,045	—		5,045

(Loss) income before income taxes	(533,005)	8,776		(524,229)
Income tax benefit (provision)	144,953	(2,387	)(8)	142,566

Net (loss) income available to common stockholders	$(388,052)	$6,389		$(381,663)

Net loss per share of common stock:
Basic	$(1.77)			$(1.74)

Diluted	$(1.77)			$(1.74)

Weighted average shares outstanding:
Basic	218,993			218,993

Diluted	218,993			218,993

See accompanying notes to the unaudited pro forma consolidated financial statements.

Petrohawk Energy Corporation

Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1 – Basis of Presentation

The unaudited pro forma financial information is presented to illustrate the effect of Petrohawk’s October 30, 2009 sale of its Permian Basin properties on its historical financial position and operating results. The unaudited pro forma balance sheet as of September 30, 2009 is based on the historical statements of Petrohawk as of September 30, 2009 after giving effect to the transaction as if it had occurred on September 30, 2009. The unaudited pro forma statements of operations for the nine months ended September 30, 2009 and the fiscal year ended December 31, 2008 are based on the historical financial statements of Petrohawk for such periods after giving effect to the transaction as if it had occurred on January 1, 2008. The unaudited pro forma financial information should be read in conjunction with Petrohawk’s historical consolidated financial statements and notes thereto contained in Petrohawk’s 2008 Annual Report on Form 10-K, as amended, filed on April 30, 2009, and Petrohawk’s Form 10-Q for the quarter ended September 30, 2009, filed on November 4, 2009.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the company would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results or financial position. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the company’s management believes to be reasonable.

Note 2 – Pro Forma Adjustments

The unaudited pro forma consolidated balance sheet at September 30, 2009 reflects the following adjustments:

(1)	Adjustment to reduce the full cost pool for the sale of the Company’s Permian Basin assets, $37.6 million had already been received by the Company as of September 30, 2009 as a deposit;

(2)	Adjustment to reduce unevaluated oil and natural gas properties associated with the Company’s Permian Basin assets;

(3)	Reflects the $338.4 million received directly by a qualified intermediary to facilitate like-kind exchange transactions; and

(4)	Reflects the elimination of asset retirement obligations associated with the Permian Basin assets that were sold.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2008 and for the nine months ended September 30, 2009 reflect the following adjustments:

(5)	Reflects the elimination of oil and gas revenues and operating expenses associated with the Permian Basin assets that were sold;

(6)	To adjust historical depletion expense associated with oil and natural gas properties as if the sale of the Permian Basin assets had occurred on January 1, 2008. Depletion expense is calculated using the unit of production method under full cost accounting;

(7)	Reflects the elimination of a portion of the Company’s full cost ceiling impairments associated with the Permian Basin assets that were sold; and

(8)	Adjustment to record income tax expense on the unaudited pro forma consolidated results of operations based on the Company’s historical effective tax rates of 27.2% for the year ended December 31, 2008, and 38.0% for the nine months ended September 30, 2009.

Petrohawk will incur approximately $0.5 million in transaction costs. This amount consists of costs associated with employee severance payments. These costs are directly attributable to the transaction and have been excluded from the pro forma financial statements as they represent material nonrecurring charges.